UNITED STATES BANKRUPTCY COURT
_________________DISTRICT OF DELAWARE

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
		Reporting Period:	2/15/08 through 3/31/08
		Federal Tax I.D. #	54-2152284

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-I (CON'T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Post-petition Taxes	MOR-4
Copies ofIRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5
Taxes Reconciliation and Aging	MOR-5
Payments to Insiders and Professional	MOR-6
Post Petition Status of Secured Notes, Leases Payable	MOR-6
Debtor Questionnaire	MOR-7

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature: /s/ Raymond J. Smith	Date May 1, 2008

Raymond J. Smith, Chief Financial Officer	Date May 1, 2008

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS
ACCOUNT TYPE	OPERATING	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
ACCOUNT NUMBER (LAST 4 DIGITS)	2061
CASH BEGINNING OF MONTH	$347	$-	$-	$-	$347
RECEIPTS
CASH SALES	-	-	-	-	-
ACCOUNTS RECEIVABLE - PREPETITION	-	-	-	-	-
ACCOUNTS RECEIVABLE - POSTPETITION	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-
OTHER (Attach List)	6,276	-	-	-	6,276
TRANSFERS (From Subsidiaries)	553,721	-	-	-	553,721
TOTAL RECEIPTS	559,997	-	-	-	559,997
DISBURSEMENTS
NET PAYROLL	(139,793)	-	-	-	(139,793)
PAYROLL TAXES	(74,040)	-	-	-	(74,040)
EMPLOYEE BENEFITS	(12,508)	-	-	-	(12,508)
TRAVEL EXPENSES	(12,797)	-	-	-	(12,797)
SALES, USE, & OTHER TAXES	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-
SECURED/ RENTAL/ LEASES	(49,687)	-	-	-	(49,687)
INSURANCE	(27,964)	-	-	-	(27,964)
ADMINISTRATIVE	(8,630)	-	-	-	(8,630)
SELLING	-	-	-	-	-
CONSULTING FEES	(10,000)	-	-	-	(10,000)
DIRECTOR FEES & EXPENSES	(25,161)	-	-	-	(25,161)
OWNER DRAW	-	-	-	-	-
TRANSFERS (To Subsidiaries)	(15,000)	-	-	-	(15,000)
PROFESSIONAL FEES	(7,782)	-	-	-	(7,782)
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-
COURT COSTS	-	-	-	-	-
TOTAL DISBURSEMENTS	(383,362)	-	-	-	(383,362)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	176,635	-	-	-	176,635

CASH – END OF MONTH	$176,982	$-	$-	$-	$176,982

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Cash Receipts and Disbursements - Information Supporting above Amounts:
OTHER RECEIPTS:
Tax Return from IRS	$514
Checks Outstanding Cancelled at Filing Date	5,762
TOTAL OTHER RECEIPTS	$6,276

TRANSFERS IN FROM SUBSIDIARIES:
Mitchell Site Acquisition, Inc.	$418,000
Complete Tower Sources, Inc.	110,000
LFC, Inc	12,000
Viasys Services, Inc.	10,000
Aeon Technologies Group, Inc	3,721
TOTAL TRANSFERS IN	$553,721

TRANSFERS OUT TO SUBSIDIARIES:
Ayin Tower Management Services, Inc.	$15,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$383,362
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$383,362

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page. BB&T Bank Statement (Bank account numbers may be redacted to last four numbers.)

	Operating # 2061 - BB&T	Payroll #	Tax #	Other #
BALANCE PER BOOKS	176,981.86

BANK BALANCE	243,731.86
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0
(-) OUTSTANDING CHECKS (ATTACH LIST) :	66,750.00
OTHER (ATTACH EXPLANATION)	0

ADJUSTED BANK BALANCE *	176,981.86

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount
	1427	15.00	1448	558.70
	1429	30.00	1449	3,934.48
	1430	15.00	1450	388.43
	1433	1,421.48	1451	35.00
	1435	36.00	1452	180.00
	1439	1.47	1453	24,843.31
	1440	1,962.16	1454	1,477.50
	1441	5,818.74	1456	13,817.83
	1442	4,000.00	1457	161.44
	1443	3,000.00
	1444	3,000.00
	1445	786.85
	1447	1,266.61		66,750.00

OTHER

BB&T

STATEMENT DATE
BB&T -GEORGIA	03-31-08
PAGE 1

800-04-01-001710228 COOl3030 020005148512061
CHARYS HOLDING COMPANY
DISBURSEMENT ACCT
1117 PERIMETER CTR W STE N415
ATLANTA GA 30338-5417

BUSINESS VALUE CHECKING	ACCOUNT NUMBER	0005148512061

ACCOUNT SUMMARY

PREVIOUS BALANCE AS OF 02-29-08		166,004.80
9 DEPOSITS/CREDITS	334,235.48+
28 CHECKS PAID	73,884.83-
8 WITHDRAWALS/DEBITS	182,092.59-
SERVICE CHARGE	531.00-
NEW BALANCE AS OF 3-31-08		243,731.86

CHECKS PAID

DATE	CHECK NUMBER	AMOUNT	REFERENCE NUMBER	DATE	CHECK NUMBER	AMOUNT	REFERENCE NUMBER
03-10	1408	173.07	2901487721		****
03-05	1409	128.82	2908061339	03-28	1431	80.00	2901733608
03-05	1410	24,843.31	2908408670	03-26	1432	615.99	2900613965
03-11	1411	229.00	2804152287		****
03-04	1412	12,725.10	2907704404	03-31	1434	388.43	290275483
03-06	1413	1,409.69	2900246486		****
03-10	1414	5,759.55	2901335926	03-31	1436	5,700.00	2902726527
	****				****
03-18	1417	42.00	7800071640	03-26	1438	367.16	2900432900
03-14	1418	419.16	2904345151		****
03-14	1419	249.80	2904345152	03-31	1446	3,168.91	2902130827
03-17	1420	5,000.00	2904916318		****
03-20	1421	35.00	2907332181	03-31	1455	389.21	2902130828
03-24	1422	60.50	2806523139		****
03-21	1423	74.57	2907621062	03-04	6106414	6,659.88	2907144482
03-19	1424	63.72	2906373631	03-03	6106415	3,076.94	2906492344
03-19	1425	260.89	2906620844	03-03	6106416	972.06	4404908116
	****			03-17	6106417	972.07	4405883288
03-28	1428	20.00	2901610589

**** INDICATES A SKIP IN SEQUENTIAL CHECK NUMBERS

OTHER WITHDRAWALS/DEBITS

DATE	AMOUNT	DESCRIPTION		REFERENCE NUMBER
03-04	10,540.90	PC WIRE TRANSFER		114
		WIRE REF# 20080304-00005188		114
03-06	2,148.07	CONVERTED CHECK-ARC	1416	660007936
		7703921009 METROPOLITAN 3	1416	660007936
		0001416	1416	660007936
03-12	72,469.59	PC WIRE TRANSFER		114
		WIRE REF# 20080312-00002469		114
03-14	10,000.00	PC WIRE TRANSFER		114
		WIRE REF# 20080314-00007188		114
03-21	531.00	SERVICE CHARGE
03-25	69,578.64	PC WIRE TRANSFER		114
		WIRE REF# 20080325-00004240		114
03-25	2,311.30	PC WIRE TRANSFER		114
		WIRE REF# 20080325-00004203

BB&T

STATEMENT DATE
BB&T -GEORGIA	03-31-08
PAGE 2-l

800-04-01-001710228 COOl3030 020005148512061
CHARYS HOLDING COMPANY

BUSINESS VALUE CHECKING	ACCOUNT NUMBER	0005148512061

OTHER WITHDRAWALS/DEBITS

DATE	AMOUNT	DESCRIPTION		REFERENCE NUMBER

03-26	44.09	CHECK CHRG HARLAND CHECKS	8414102	862222985
		CHARYS HOLDING COMPANY	8414102	862222985
03-31	15,000.00	PC WIRE TRANSFER		114
		WIRE REF# 20080331-00006251		114

DEPOSITS/OTHER CREDITS

DATE	AMOUNT	DESCRIPTION	REFERENCE NUMBER

03-05	514.73	DEPOSIT	4305169993
03-14	20,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080314-00002856	114
03-14	5,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080314-00004499	114
03-18	118,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080318-00000590	114
03-18	3,720.75	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080318-00006583	114
03-20	20,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080320-00006585	114
03-21	5,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080321-00001862	114
03-28	150,000.00	INCOMING WIRE TRANSFER	114
		WIRE REF# 20080328-00000854	114
03-28	12,000.00	DEPOSIT	4406950336

DAILY BALANCE SUMMARY

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
03-03	161,955.80	03-12	25,383.55	03-21	179,456.09
03-04	132,029.92	03-14	39,714.59	03-24	179,39559
03-05	107,572.52	03-17	33,742.52	03-25	107,505.65
03-06	104,014.76	03-18	155,421.27	03-26	106,478.41
03-10	98,082.14	03-19	155,096.66	03-28	268,378.41
03-11	97,853.14	03-20	175,061.66	03-31	243,731.86

FOR ASSISTANCE, CALL (678) 762-5200 OR FOR BB&T PHONE24, CALL (800)BANKBBT (1-800-226-5228).

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

The accompanying unaudited, condensed unconsolidated financial statements are for Charys Holding Company, Inc. (the “Holding Company”), on a stand alone basis. These financial statements have been prepared on an accrual basis. In the opinion of management, all material adjustments necessary for a fair presentation of the results for this interim period have been made.

Some adjustments required management to make certain assumptions and estimates. However, not all adjustments related to certain discontinued operations have been recorded to date. The effect of such adjustments would be limited to reporting of the (intercompany) earnings from the subsidiaries and the (intercompany) investment in subsidiaries on the Holding Company’s financial statements. For purposes of these interim financial statements, the following subsidiaries are considered discontinued: Personnel Resources of Georgia, Inc., Method IQ, Inc, Aeon Technologies Group, Inc. and Digital Communications Services, Inc.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues
Less: Returns and Allowances
Net Loss in Subsidiaries	$(4,037,096)	$(4,037,096)
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Employee Benefits Programs
Officer/Insider Compensation*	204,740	204,740
Insurance	72,383	72,383
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Professional Fees -ordinary course	84,917	84,917
Repairs and Maintenance
Rent and Lease Expense	19,907	19,907
Salaries/Commissions/Fees	22,643	22,643
Supplies	6,050	6,050
Taxes - Payroll	12,387	12,387
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	9,602	9,602
Utilities	7,144	7,144
Other (attach schedule)	57,819	57,819
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	4,552	4,552
Net Profit (Loss) Before Other Income & Expenses	(4,539,239)	(4,539,239)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense - Secured Debt	105,930	105,930
Other Expense (attach schedule)

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

Net Profit (Loss) Before Reorganization Items	(4,645,169)	(4,645,169)

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

REORGANIZATION ITEMS
Professional Fees	1,520,259	1,520,259
U. S. Trustee Quarterly Fees	4,875	4,875
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	1,525,134	1,525,134
Income Taxes
Net Profit (Loss)	$(6,170,303)	$(6,170,303)

*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY

OTHER COSTS
Thomas Bosley	$22,852	$22,852
Market Street Partners, LLC	11,307	11,307
American Capital Ventures	5,000	5,000
M H Data Services	5,700	5,700
Capitol Services	1,958	1,958
Other	8,502	8,502
Mirador Consulting	2,500	2,500
Subtotal	$57,819	$57,819

OTHER INCOME
none	none

OTHER EXPENSES
none	none

OTHER REORGANIZATION EXPENSES
1,520,259	1,520,259

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS
Unrestricted Cash and Equivalents	$176,982
Restricted Cash and Cash Equivalents (see continuation sheet)
Intercompany Receivables	172,057,850
Notes Receivable
Inventories
Prepaid Expenses	679,082
Professional Retainers
Other Current Assets (attach schedule)	161,370
TOTAL CURRENT ASSETS
PROPERTY & EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	76,675
OTHER ASSETS
Amounts due from Insiders*
Other Assets (Investment in Subsidiaries)	(3,117,216)
TOTAL OTHER ASSETS
TOTAL ASSETS	$170,034,742

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$93,509
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment	1,421
Secured Debt / Adequate Protection Payments
Professional Fees	1,605,176
Amounts Due to Insiders*
Other Post-petition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	1,700,106
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	5,959,135
Unsecured Debt - Notes Payable
Unsecured Debt - Accrued Expenses	317,633,180
TOTAL PRE-PETITION LIABILITIES	323,592,315
TOTAL LIABILITIES	325,292,421
OWNERS' EQUITY
Capital Stock	58,953
Additional Paid-In Capital	345,724,500
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition	(494,870,829)
Retained Earnings - Post-petition	(6,170,303)
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	(155,257,679)
TOTAL LIABILITIES AND OWNERS' EQUITY	$170,034,742

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Retainers/Advances to professionals	$78,531
Other Receivables	8,107
Travel Advances	56,854
Deposits	17,878
Subtotal	$161,370
Other Assets
Intercompany Receivables	$172,057,850

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Post-petition Liabilities

Other Pre-petition Liabilities
Accrued Interest	$18,643,000
Notes Payable	287,654,759
Accrued Bonus	2,154,600
Accrued Acquisition Costs	2,654,934
Accrued Finaning Costs	3,462,625
Accounts Payable Pre-petition	3,063,262

	$317,633,180

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	$-	$40,197	(40,197)$			$-
FICA-Employee	-	11,533	(11,533)			-
FICA-Employer	-	11,533	(11,533)			-
Unemployment	-	18	(18)			-
Income	-	-	-			-
Other:_____________	-	-	-			-
Total Federal Taxes	-	63,281	(63,281)			-
State and Local
Withholding	-	10,699	(10,699)			-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	60	(60)			-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other:_____________	-	-	-			-
Total State and Local	-	10,759	(10,759)			-

Total Taxes	$-	$74,040	(74,040)$			$-

A	Paid on 2/26 Wire# 0226E3QP0221C001297; 2/29 CK#6106414-16
B	Paid on 3/12 Wire# 0239223/000173/000173; 3/15 CK# 6106417
C	Paid on 3/25 Wire# 0361679/000353/000353

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

			Number of Days Past Due
	Current: See Note	0-30	31-60	61-90	Over 91	Total
Accounts Payable	$93,509	$-	$-	$-	$-	$93,509
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	1,421	-	-	-	-	1,421
Secured Debt/Adequate Protection Payments						-
Professional Fees	1,605,176	-	-	-	-	1,605,176
Amounts Due to Insiders	-	-	-	-	-	-
Other:______________						-
Other:______________						-
Total Post-petition Debts	$1,700,106	$-	$-	$-	$-	$1,700,106

Explain how and when the Debtor intends to pay any past due post-petition debts.

Secured Interest payment disputed.

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
Plus: Amounts billed during the period	-
Less: Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	$-

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$-	$-	$-	$-	$-
31 - 60 days old	-	-	-	-	-
61 - 90 days old	-	-	-	-	-
91+ days old	-	-	-	-	-
Total Accounts Receivable	-	-	-	-	-

Less: Bad Debts (Amount considered uncollectible)	-	-	-	-	-

Net Accounts Receivable	$-	$-	$-	$-	$-

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$-	$-	$-	$-	$-
31 - 60 days old	-	-	-	-	-
61 - 90 days old	-	-	-	-	-
91+ days old	-	-	-	-	-
Total Taxes Payable	-	-	-	-	-
Total Accounts Payable	$93,509	$-	$-	$-	$93,509

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid
(e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Billy V Ray, Jr	Gross Payroll 3/31	$37,500	$37,500
Billy V Ray, Jr	Car Allowance 3/15	1,000	1,000
Gable Apartments (for Billy V Ray, Jr)	Apartment Rental	2,148	2,148
Billy V Ray, Jr	ALL		40,648

Michael Oyster	Gross Payroll 3/31	31,250	31,250
Michael Oyster	Car Allowance 3/15	1,000	1,000
Michael Oyster	Travel	616	616
Michael Oyster	ALL		32,866

Raymond Smith	Gross Payroll 3/31	31,250	31,250
Raymond Smith	Car Allowance 3/15	1,000	1,000
Raymond Smith	Travel	5,196	5,196
Raymond Smith	ALL		37,446

Michael Brown	Gross Payroll 3/31	31,250	31,250
Michael Brown	Travel

Alec McLarty	Lead Director Fees	15,000	15,000
David Gergacz	Director Fees & Expenses	3,161	3,161
Dennis Hayes	Director Fees & Expenses	3,000	3,000
John Jordan	Director Fees & Expenses	4,000	4,000

David Ray	Gross Payroll 3/31	11,168	11,168
Brandon Ray	Gross Payroll 3/31	9,000	9,000

Ayin Tower Management	Affiliate Transfer (out)	15,000	15,000

TOTAL PAYMENTS TO INSIDERS		$202,539	$202,539

BANKRUPTCY PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING EMPLOYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP	3/7/2008	n/a	$-	$-	$450,000
Richards, Layton & Finger , P.A.	3/7/2008	n/a	-	-	40,273
Milbank, Tweed, Hadley & McCloy LLP	4/14/2008	n/a	-	-	358,775
Morris, Nichols, Arsht, & Tunnell LLP	Pending	n/a	-	-	18,000
Michael Brenner	3/7/2008	n/a	-	-	22,035
AlixPartners, LLP	3/7/2008	n/a	-	-	596,000

Kurtzman Carson Consultants	2/15/2008	n/a	-	-	35,177

Total Payments to Bankruptcy Professionals		n/a	$-	$-	$1,520,259

* INCLUDES ALL ESTIMATED FEES INCURRED PURSUANT TO BUDGETS PROVIDED OR ACTUAL FEES INCURRED PURSUANT TO INVOICES FILED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POSTPETITION
Imperium Master Fund, Ltd.	$8,913	$-	$13,513
Imperium Master Fund, Ltd.	47,360	-	71,804
JED Family Trust	6,798	-	10,307
John Michalson	6,798	-	10,307

	$69,869
TOTAL PAYMENTS		$-	$105,930

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	2/15/08 through 3/31/08

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X